                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 0f 1934
Date of Report April 20, 2001
 ...............................................................................
                           Cantronics Systems, Inc.
       (Exact name of Registrant as specified in its charter)
 ...............................................................................

          Nevada                    000-29097                    86-0930437
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification)

  116-3823 Henning Drive - Burnaby, British Columbia, Canada V5C  6P3
         (Address of principal executive offices)           (Zip Code)

                              (604) 294-6588
            (Registrant's telephone number, including area code)
 ...............................................................................

ITEM 1.  Changes in Control of Registrant

Effective December 18, 2000, Registrant acquired all of the issued and outstanding shares of Cantronic Systems, Inc., a Canadian company located in Burnaby, British Columbia. Cantronic Systems, Inc. is engaged in the operation of designing, marketing and distributing industrial condition monitoring equipment and infrared imaging systems.

The date of the Merger Agreement was December 18, 2000 and the terms of the Merger Agreement were as follows: Registrant acquired 100% of all of the outstanding common stock of Cantronic Systems, Inc. and in exchange twenty two of the Registrant's stockholders transferred
59,000,000 post-forward split shares of its $.001 par value common stock to the following individuals and entities affiliated directly and indirectly with Cantronic Systems, Inc.:

Title of Class  Name of Beneficial   Amount and Nature of
                   Owner              Benficial ownership    Percent of Class

Common          Cailian Yu              9,000,000 (post split)        15%

Common          James Zahn              7,200,000 (post split)        12%

Common        Zhan International Corp  20,400,000 (postsplit)         34%

At the time of the Merger Agreement, a further transfer of 22,400,000 post-forward split shares to 26 other individuals not listed herein was made. All 26 individuals received post-forward split shares of less than 5% each thereby making each one a non-affiliate of the Registrant.

The Transfer of Common Stock from Registrant to the individuals and entities outlined above represents a transfer of 98% of the issued and outstanding stock of the Registrant at the time of the Merger Agreement. The exchange of stock by and between Registrant and Cantronic Systems, Inc. qualifies as a reorganization pursuant to Internal Revenue Code
Section 368(a)(1)(C).

Control of Registrant pursuant to the Merger Agreement was accomplished through the transfer of 59,000,000 post-forward split shares from
Registrant's twenty two stockholders.   On January 31, 2001, the
Registrant's common stock was forward split on a 1 for 20 basis. Common share amounts above reflect the forward split of the Registrant's common stock.

ITEM 2.  Acquisition of Assets

The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

As described in Item 1, above, pursuant to the Merger Agreement, the Registrant acquired all of the issued and outstanding common stock in Cantronic Systems, Inc. In consideration therefore, twenty two of the Registrant's stock holders transferred 59,000,000 post-split common shares (constituting 98% of the Registrant's common stock) to Cailian Yu, James Zahn, Zhan International Corp., and 26 other non-affiliates. The consideration for the acquisition of Cantronic Systems, Inc. was negotiated on an arms length basis and will be accounted for as a recapitalization of Cantronic Systems, Inc. as the Registrant has been inactive since its incorporation in February 1998.

Cantronic Systems, Inc. was incorporated in British Columbia, Canada on February 28, 1997 and is engaged in the operation of designing, marketing and distributing industrial condition monitoring equipment and infrared imaging systems.

ITEM 7.  Exhibits

The following Financial Information is attached as Exhibits to this filing:

1 Agreement and Plan of Reorganization dated December 18, 2000;
2 Cantronics Systems, Inc. Audited Financial Statements for the years ended January 31, 2000, 1999 and, Unaudited Interim Financial
Statements for nine months ended October 31, 2000 and 1999.
3 Pro Forma Financial Information

(The Financial statements are to be filed in an amended 8-K (8-K/A) due to erroneous filing of draft Cantronic Systems, Inc. financials on Form 8-K on April 2, 2001).


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Cantronics Corporation

                                           By:  /s/ James Zahn
   Dated: April 19, 2001                  ____________________________
                                            President

              AGREEMENT AND PLAN OF REORGANIZATION
                             BETWEEN
                       SOLO & HURST, INC.
                                AND
                      CANTRONIC SYSTEMS, INC.
                       as of December 18, 2000


     TABLE OF CONTENTS

   1.Plan of Reorganization .................................... 4

   2.Exchange of Shares ........................................ 4

   3.Closing ................................................... 5

   4.Tax-Free Exchange ..........................................5

   5.Representations and Warranties of CNTR .....................5

   6.Representations and Warranties of SOLO.................. ...8

   7.Covenants of CNTR............................. ............16

   8.Covenants of SOLO......................................... 17

   9.Conditions Precedent to Closing........................... 18

  10.Indemnification........................................... 20

  11.CNTR's Investment Intent................................ ..20

  12.Conduct of SOLO and CNTR Prior to the
     Closing Date ............................................. 21

  13.Access and Information ................................... 21

  14.Expenses ................................................. 22

  15.Termination .............................................. 22

  16.Effect on Termination .................................... 22

  17.Meaning of "Material" .................................... 23

  18.Amendment ............................................. ...23

  19.Waiver ............................................ .......23

  20. Broker and Investment Banking Fees .......................23

  21. Binding Effect ...................................... ....23

  22.Entire Agreement ..........................................23

  23.Governing Law .......................................... ..23

  24.Arbitration .............................................. 23

  25.Originals .......................................... ......24

  26.Addresses of the Parties ................................. 24

  27.Notices .................................................. 24

  28.Release of Information ................................... 25

AGREEMENT AND PLAN OF REORGANIZATION,
------------------------------------
dated as of 18thDecember 2000 (the "Agreement"), among Solo & Hurst, Inc., a corporation organized under and pursuant to the laws of the State of Nevada ("SOLO"), with their principal office at 7641 E. Gray Road, Suite
G, Scottsdale, Arizona 85260, and Cantronic Systems, Inc., a corporation organized under and pursuant to the laws of the Province of British Columbia, Canada ("CNTR"), with its principal office at 116-3823
Henning Drive, Burnaby, British Columbia V5C 6P3.

     WITNESSETH:

WHEREAS, SOLO desires, pursuant to this Agreement, to exchange 98% of all of its issued and outstanding one-tenth of a cent par value common shares in favor of the shareholders of CNTR; and

WHEREAS, CNTR is willing, pursuant to this Agreement, to exchange all of its CNTR Common Shares in exchange for Common Stock of SOLO upon the terms and conditions hereinafter set forth and for the purpose of carrying out a tax free exchange within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, in order to carry out the foregoing intents, SOLO, and CNTR desire to enter into and adopt this Agreement.

NOW, THEREFORE, in consideration for the exchange of securities herein enumerated and other good and valuable consideration, the receipt and adequacy of which is hereby jointly and severally acknowledged and accepted, the parties hereby agree as follows:

   1.Plan of Reorganization. It is the express written intention of the parties that 98% of the SOLO Common Shares shall be acquired by CNTR and that SOLO issue Common Stock to the following individuals and entities directly affiliated with CNTR or indirectly affiliated with CNTR:

 NAMECOMMON SHARES DISTRIBUTED

________________        ___________________________

________________        ___________________________

________________        ___________________________

For purposes of the current Agreement SOLO currently has 3,000,000 shares issued and outstanding in the float. After acquisition of CNTR herein by SOLO there shall be 50,000 shares issued and outstanding.


  2. Exchange of Shares. By virtue of their respective execution of this Agreement, CNTR hereby consents that on the Closing Date (as hereinafter defined) the SOLO Common Shares shall be exchanged with CNTR solely in consideration for all of the issued and outstanding Common Stock of CNTR. CNTR warrants that it only has issued and outstanding One (1) share of its Common Stock. SOLO shall through its authorized agent deliver to CNTR 2,950,000 Common Shares of its Common Stock at a par value of $.001 per share to be delivered in the names and amounts so designated by CNTR to receive them. Upon consummation of the merger, CNTR, shall cause to be issued 75,000 Common Shares of the new entities Common Stock to the following individuals and/or entities to be named by SOLO's authorized agent:

 NAMENUMBEROF SHARES

    Jack D. Kelley & Associates                  37,500

    American International Investors, Ltd.       37,500

The Officers, Directors and Agents of SOLO understand that the 75,000 Common Shares to be issued to them is a firm figure and not subject to any floor, percentage, or anti-dilution clause by and between SOLO and CNTR.

  3. Closing. The closing of the exchange of the SOLO Common
Shares and the CNTR Common Stock (the "Closing") shall take place at 11:00 AM local time on or before the 18th day of December 2000 at the offices of Joseph L. Pittera, Esq., attorney for CNTR located at 2214 Torrance Boulevard, Suite 101, Torrance, California 90501 or such other time and place upon which the parties may agree. The day which the Closing actually occurs is herein sometimes referred to as the "Closing Date". In the event the closing does not occur on or before December 18, 2000, and unless extended by mutual consent in writing or unless such failure to close is by reason of a material breach by a party of its obligations under this Agreement, then SOLO, and CNTR shall return all information and documentation exchanged or delivered hereunder to the party or parties furnishing the same and thereafter this Agreement shall be deemed to be null and void and of no further force or effect. In the event the failure to close is caused by the material breach by a party of its obligations under this Agreement, then the non-breaching party may enforce its rights under this Agreement including the right to seek specific performance and/or damages as provided in Section 17 of this Agreement.

   4.Tax-Free Exchange. Each party hereto intends that the transaction embodied by this Agreement shall be and shall qualify as a reorganization and a tax-free exchange under Section 368(a)(1)(C) of the Code; and in furtherance thereof, each party hereby agrees not to take any action which would impair the treatment of the exchange as a tax-free reorganization for tax purposes. However, the inability to consummate the transaction on a tax-free basis will not affect the validity or enforceability of this Agreement.

5.Representations and Warranties of CNTR. By virtue of its execution of this Agreement, and except as expressly modified by the information set forth on any and all schedules or exhibits annexed to this Agreement and incorporated herein by reference, CNTR hereby represents and warrants to SOLO as follows:

  (a)It is the sole re cord and beneficial owner of the CNTR Common
Shares representing 100% of the total number of issued and outstanding shares of CNTR's common stock, no par value per share. CNTR through its principals and designated affiliates has the sole and undisputed power, right and authority to vote the CNTR Common Shares;


  (b)It has the power, right and authority to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any provisions of law, trust or any existing agreement, indenture or other instrument to which SOLO is a party or by which the CNTR Common Shares owned by CNTR's principals and affiliates may be bound or affected;

  (c)The CNTR Common Shares are duly and validly issued, fully paid and non-assessable, and represent the only issued and outstanding class of voting securities of CNTR;

  (d)The information given and every representation, warranty and statement made or furnished by CNTR herein is true, correct and does not contain a misstatement of a material fact or omit to state any material fact required in order to make the statement and representation, in light of the circumstance under which they were made, not misleading;

  (e)CNTR has no knowledge of the material fact or facts other than disclosed herein or in the exhibits or schedules annexed hereto which will adversely affect the business or financial condition of CNTR or the title of CNTR to its properties or assets, and agrees that it will notify SOLO of any such facts if it acquires knowledge of the same prior to the Closing Date;

  (f)To the best of its knowledge and belief, each of the representations and warranties of CNTR in Section 7 of this Agreement is true and correct;

  (g)Its management has read and understands both this Agreement and the nature and parameters of the transaction underlying the same; accepts and agrees to the consummation of the transaction enumerated herein; and accepts the transfer of the Common Stock of SOLO to CNTR's principals and affiliates as the sole and exclusive consideration for the transfer and delivery of the SOLO par value common shares to CNTR;

  (h)Neither it nor any other person, firm or entity has any right of appraisal or similar right to dissent from the transaction made subject of this Agreement and/or to demand payment for the SOLO par value
Common Shares. In the event such right does, in fact, exist, CNTR will waive such right prior to the Closing Date;

  (i)Prior to the Closing Date, CNTR will not vote for or authorize the reorganization, recapitalization, merger, consolidation, stock split or other similar corporate action on behalf of CNTR except as may be required to effectuate the terms and conditions of this Agreement;

  (j)Prior to the Closing Date, CNTR will not vote for or authorize the creation of any other class of equity or debt security of CNTR;

  (k)All of the assets and property used by CNTR in the operation of its business are owned by CNTR and to the extent any of such assets and property are not so owned, CNTR will arrange to have such asset and/or property transferred into CNTR's name prior to the Closing Date and then transferred to SOLO as part of the merger herein;


  (l)Prior to the Closing Date, and except for advances by CNTR to fund operations or the incurring of debt to finance ongoing business activities which shall be disclosed to SOLO in writing prior to expenditure, CNTR will not, without the prior written consent of SOLO, cause or authorize CNTR to:

  (i)create or incur any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm, or corporation;

 (ii)create or incur any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of CNTR's properties or assets, accept in the ordinary course of business;

(iii)make or become a party to any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;

 (iv)make any capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

  (v)sell or otherwise dispose of any of its assets except sales in the ordinary course of business;

 (vi)declare or pay any dividend on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;

(vii)issue or sell any additional shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

 (viii)grant any option or make any commitment relating to the authorized or issued capital stock of CNTR;


 (ix)pay or agree to pay, conditionally or otherwise, any pension or severance pay to any director, officer, agent or employee, or make any advances to or increase the compensation of, any officers or employees;

  (x)use any CNTR assets or properties, except for proper corporate purposes in the ordinary course of business;

 (xi)make any change in CNTR's Certificate of Incorporation or By-Laws; or

(xii)change any of CNTR's banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business.

  (m)Each of the representations in this Section 5 shall be true and correct at the Closing Date.


   6.Representations and Warranties of SOLO. By virtue of its execution of this Agreement and except as expressly modified by the information set forth on any and all schedules or exhibits annexed to this Agreement and incorporated herein by reference, SOLO hereby represents and warrants to CNTR as follows:

  (a)The SOLO Common Shares to be transferred to CNTR on the Closing Date will constitute 98% of SOLO?s Common Stock at a par value of $.001 per share;

  (b)SOLO is, and at all times through and including the Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and authorized to do business in such states in the United States where such qualification is necessary, with full power and authority to conduct its business as the same is presently being conducted;

  (c)The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Certificate of Incorporation or By-Laws of SOLO or of any existing agreement, indenture or other instrument to which SOLO is a party or to which any of its businesses or the assets may be bound or affected;

  (d)Prior to the Closing Date, SOLO will not cause the original issuance of any of its authorized but unissued shares of common stock without the express written consent of CNTR;

  (e)Other than as set forth on Schedule 7(e) annexed to this Agreement, there are not, and will not be at any time prior to the Closing Date, any outstanding options, warrants, rights, contracts, calls, demands or commitments of any type, kind or character relating to the SOLO par value Common Shares;

  (f)The capitalization of SOLO, immediately prior to the Closing, will be as follows:

  AuthorizedType of SecurityIssued and Outstanding

         20,000,000     Common       3,000,000

All shares of Common Stock issued and outstanding are duly authorized, validly issued, fully paid and nonassessable. As of the Closing Date, SOLO will have reserved for issuance such number of shares of Common Stock necessary for issuance upon consummation of the transaction referred to herein;

  (g)On the Closing Date, the issued and outstanding SOLO Common
Shares will not be owned beneficially or of record by more than the number of shareholders listed in the certified shareholder list as provided to CNTR;

  (h)All corporate action required of SOLO will have been taken prior to the Closing Date. SOLO has complied in all material respect, and at all time until the Closing Date will comply in all material respect with all applicable state, federal and local laws, regulations and ordinances. SOLO has not been notified, as of the date of this Agreement, that it has failed to comply with any such requirements;


 (i) There is no litigation or governmental proceeding or investigation pending or, to the knowledge of SOLO, threatened or in prospect against SOLO, any of its officers, directors or their properties or relating to its capital stock. SOLO will notify CNTR promptly of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date;

  (j)SOLO has not and will not incur any liability or make any payments other than in the regular and normal course of its business and between the date of this Agreement and the Closing Date, SOLO has not transferred any property for less than a fair and adequate consideration;

  (k)SOLO has not declared or paid any dividends and will not declare or pay prior to the Closing Date, any dividends or make any distribution, directly or indirectly, to its shareholders, officers or directors, nor has it made, since the said date, nor will it make, prior to the Closing Date, any loans or advances to any shareholders, officers or directors;

  (l)To the best knowledge and belief of SOLO any and all taxes accrued or asserted against SOLO have been paid, or SOLO has established adequate reserves therefor. All tax returns for SOLO required to be filed have been or will be filed for all periods ending on or up to the Closing Date; no extensions of the applicable statutes of limitations have been, or will be, prior to the Closing Date, applied for by SOLO. Any and all additional taxes arising from the operation of SOLO for any period up to and including the Closing Date and not provided for on the books and records of SOLO are and shall be the sole liability of SOLO. Copies of all applicable tax returns shall be furnished to SOLO and its counsel prior to the Closing Date. CNTR shall change its tax identification number to the one currently being used by SOLO;

  (m)SOLO has clear and unencumbered title to all of the assets and property owned by it as reflected in the SOLO Financial Statements and SOLO has no assets that are not reflected in the SOLO Financial
Statements;

  (n)To the best knowledge and belief of SOLO, SOLO is not in material default under any material contract or obligation and all third parties with whom SOLO has contractual arrangements are in material compliance therewith and are not in material default thereunder;

  (o)SOLO has not adopted, and, without written consent of CNTR, will not prior to the Closing Date adopt, any employment or collective bargaining agreements;

  (p)There are not material liabilities, either fixed or contingent, not reflected in the SOLO Financial Statements except that there may be contracts or obligations incurred in the usual course of business not reflected therein which, if disclosed, would not materially adversely affect the financial condition of SOLO as reflected in the SOLO Financial Statements. There are currently no contracts for services or production of goods which SOLO has entered into;


  (q)No representation or warranty made by SOLO in this Agreement and furnished or to be furnished to CNTR pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits, or will omit, to state a material fact required or necessary to make the statements and representations herein or therein made, in light of the circumstances under which they were made, not misleading;

  (r)On the Closing Date, SOLO shall have authorized, issued and outstanding the securities set forth in Paragraph 1 of this Agreement; and all SOLO Common Shares indicated as being issued and outstanding on the Closing Date shall be duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attached to the ownership thereof;

  (s)SOLO has not executed or delivered or issued any notes, bonds or mortgages and has not entered into any leases, contracts or commitments not disclosed in the SOLO Financial Statements;

  (t)Except as disclosed in this Agreement under Schedule A, there are no outstanding right to subscribe shares of stock of SOLO and none will be so authorized subsequent to the execution of this Agreement without the prior written consent of CNTR;

  (u)No SOLO shareholder has any right of appraisal or similar right to dissent from the transaction made the subject of this Agreement and/or to demand payment for its SOLO Common Shares. In the event such right does, in fact, exist, SOLO will cause such shareholder to waive such right prior to the Closing Date;

  (v)SOLO has no unpaid dividends;

  (w)Prior to the Closing Date, SOLO will not authorize a reorganization, recapitalization, merger, consolidation, stock split or take other similar corporate action except as may be required to effectuate the terms and conditions of this Agreement;


  (x)Prior to the Closing Date, CNTR will not create any other class of equity or debt security of CNTR;

 (aa)Prior to the Closing date, and except for advances by SOLO to fund operations or the incurring of debt to finance ongoing business activities which shall be disclosed to CNTR in writing, SOLO will not, without the prior written consent of CNTR:

  (i)create or incur any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business, or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;

 (ii)create or incur any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of SOLO's properties or assets, except in the ordinary course of business;

(iii)make or become a party to any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;


 (iv)make any capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

  (v)sell or otherwise dispose of any of its assets except sales in the ordinary course of business;

 (vi)declare or pay any dividend on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock, except as may be required by the terms thereof;

(vii)issue, sell any additional share of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

 (viii)grant any option or make any commitment relating to the authorized or issued capital stock of SOLO;

 (ix)pay or agree to pay, conditionally or otherwise, any pension or severance pay to any director, officer, agent or employee, or make any advances to or increase the compensation of, any officers or employees;

  (x)use any assets or properties except for proper corporate purposes;

 (xi)make any change in the Certificate of Incorporation or By-Laws;

(xii)change any of SOLO's banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business;

 (bb)Except as otherwise disclosed on Schedule 6(bb), SOLO has no liabilities or obligation of any nature (absolute, accrued, contingent or otherwise) which are required to be reflected or reserved against on its balance sheets in accordance with generally accepted accounting principles consistently applied, except for liabilities and obligations fully reflected or reserved hereunder and those liabilities incurred in the ordinary course of business:

 NAME                      NATURE OF LIABILITY                AMOUNT

____________               ______________________         ____________

(bb) I - Except as otherwise disclosed on Schedule 6(bb)I CNTR has no liabilities or obligation of any nature (absolute, accrued, contingent or otherwise) which are required to be reflected or reserved against on its balance sheets in accordance with generally accepted accounting principles consistently applied, except for liabilities and obligations fully reflected or reserved hereunder and those liabilities incurred in the ordinary course of business:

Please see Exhibit 6(bb)II for a list of CNTR Liabilities.


 (cc)SOLO has the power to enter into this Agreement and to carry out is obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will be prior to Closing Date duly authorized by SOLO's Board of Directors, and SOLO shall furnish CNTR with true copies of any and all documentation evidencing such action. SOLO is not subject to or obligated under any contract provision or any license, franchise or permit or subject to any order or decree, which would be breached or violated by its execution and performance of this Agreement in the time and manner contemplated herein. Except as required by applicable securities laws or as set forth on Schedule 6(cc), no filing or registration with, or authorization, consent or approval of any public body or authority is necessary to execute or perform this Agreement and the consummation by SOLO of the transactions contemplated hereby;

 (dd)By virtue of its execution of this Agreement, SOLO hereby acknowledges and accepts that it has been furnished with all information concerning the business and financial condition and corporate status of CNTR which SOLO's management deemed necessary to its decision to proceed with the transactions as described herein;

 (ee)Other than as set forth on Schedule 6(ee) annexed hereto, SOLO has not made any patent or trademark filings in the United States;

 (ff)Each of the representations in this Section 6 shall be true and correct at the Closing Date;

 (gg)All of the assets and property used by SOLO in the operation of its business are owned by SOLO and to the extent any of such assets and property are not so owned, SOLO will arrange to have such asset and/or property transferred to it prior to the Closing Date;

 (hh)To the best of its knowledge and belief, each of the representations and warranties of SOLO in Section 6 of this Agreement is true and correct;

 (ii)SOLO is and on the Closing Date will be a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to conduct its business as the same is presently being conducted;


 (jj)SOLO has the corporate power to enter into this Agreement and carry out its obligations hereunder. By the Closing Date, the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby will have been duly authorized by SOLO's Board of Directors and by a majority of the holders of SOLO's Common Stock. Except as provided herein, no other corporate action or proceeding on the part of SOLO will be necessary to authorize this Agreement and the consummation of transactions contemplated hereby. Prior to the Closing Date, SOLO will provide CNTR's attorneys with resolutions of the Board of Directors of SOLO which duly authorize the officers of SOLO to effectuate and consummate the transaction which is the subject of the Agreement, and further SOLO will furnish CNTR with documentation which constitutes and comprises all consents, approvals, waivers, filings, registrations and other actions required of or to be made with other persons or governmental authorities in connection with the transaction contemplated herein under the laws of the State of Nevada and any other applicable states and evidencing compliance with or an applicable exemption from the registration provisions of (i) Section 5 of the Securities Act of 1933 (the "Securities Act") and (ii) applicable state securities ("blue sky") laws. Except for matters disclosed to CNTR, SOLO is not subject to or obligated under any charter, by-laws or contract or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by the execution, delivery and performance of this Agreement by SOLO in the time and manner contemplated herein. Other than as referred to herein or in connection, or in compliance with the provisions of the Securities Exchange Act of 1934 (the "34 Act"), and the securities ("blue sky") laws of the various states, no filing or registration with or authorization, consent, or approval of, any public body or authority is necessary for the consummation by SOLO of the transaction contemplated by this Agreement;

 (kk)Since January 31, 2000, there has been and will not be without the consent of CNTR: (i) any material adverse change in the financial condition of SOLO; (ii) any material change in the corporate status of SOLO; (iii) any unpaid dividends, declaration, setting aside or payment of any dividend (whether in cash, stock or property ) with respect to the capital stock of SOLO; (iv) any collective bargaining agreement, labor dispute, other than routine matters, none of which is material to SOLO; (v) any entry into any lease, material contracts, commitments or transaction (including without limitation any borrowing or capital expenditure); (vi) the execution or issuance of any note, bond, mortgage or other obligation; or (vii) any other event or condition of any character materially and adversely affecting the financial condition of SOLO;

 (ll)The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Articles of Incorporation or By-Laws of SOLO or of any existing agreement, indenture or other instrument to which SOLO is a party or to which it may be bound or affected;

 (mm)There are not and will not be at any time prior to the Closing Date, any outstanding subscription rights, options, contracts, calls, demands or commitments of any type, kind or character relating to the capital stock of SOLO;

 (nn)All corporate action required of SOLO has been or will be taken prior to the Closing Date and all tax reports and returns required to be filed by SOLO have been or will be timely filed prior thereto. SOLO has complied, and at all times until the Closing Date will comply with all applicable state, Federal or local laws, including Federal and State securities laws, regulations or ordinances and will notify CNTR, immediately upon receiving any violation claim. SOLO has not been notified, as of the date of this Agreement, that it has failed to so comply with any such requirements;

 (oo)There is no litigation or governmental proceeding or investigation pending or, to the knowledge of SOLO's officers or directors, threatened or in prospect against SOLO, any of its officers, directors or principal shareholders or relating to it capital stock. SOLO will notify CNTR promptly upon receipt of any such notification of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date;


 (pp)Copies of SOLO's Articles of Incorporation, all amendments thereof, By-Laws and all minutes of SOLO are contained in the minute books which will be furnished to CNTR and its counsel as soon as practicable, but prior to Closing; all additional minutes and other corporate documents of SOLO adopted or executed subsequent to this Agreement, but prior to the Closing Date, will be exhibited promptly to CNTR and its counsel;

 (qq)All Federal and state tax returns required to be filed for all fiscal years ended on or before December 31, 2000, if any, have been filed and the tax disclosed therein, if any, has been or will be paid prior to the Closing Date. No extensions of the applicable statute of limitations have been, or will be, prior to the Closing Date, applied for or consented to by SOLO without notification to CNTR;

 (rr)SOLO has clear and unencumbered title to all of its properties.
Prior to the Closing Date and except in the ordinary course of its business, SOLO will not dispose of or encumber any of its property without the prior written consent of CNTR;

 (ss)SOLO is not in material default under any material contract or obligation; and all third parties with whom SOLO has contractual arrangements are in material compliance therewith and are not in material default thereunder;

 (tt)SOLO has not and, without the written consent of CNTR, will not prior to the Closing Date, adopt any new life insurance, hospitalization insurance, profit sharing, pension or retirement benefit plans or arrangements or deferred compensation agreements whether or not legally binding, nor is SOLO presently paying any pension or retirement allowance;

 (uu)At all times prior to the Closing Date, CNTR may inspect, copy and reproduce any tax returns, accounting and other records of SOLO relating to its property and capitalization. SOLO will afford to the officers and authorized representatives of CNTR access to the properties, books and records of SOLO and furnish such information as CNTR and its counsel may from time to time reasonably request;

 (vv)SOLO does not carry any policies of fire, liability and other insurance as of the date of this Agreement;

 (ww)All of the shares of Common Stock as and when delivered as required pursuant to this Agreement will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof and will convey to SOLO good and valid title to such securities, free and clear of any liens, encumbrances or claims of any nature, contingent or otherwise, and will entitle SOLO to all the rights of holders of such securities, subject in each case to the restrictions on transferability imposed by the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder;

 (xx)The information given and every representation, warranty and statement made or furnished by SOLO hereunder is true and correct and does not contain a misstatement of a material fact or omit to state a material fact required in order to make such statements and representations, in light of the circumstances under which they are made, not misleading;


 (yy)Prior to the Closing Date, SOLO will not, without the prior written consent of CNTR, do or agree to do any of the following:

  (i)Create or incur any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;

 (ii)create or incur any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of SOLO properties or assets except in the ordinary course of business or as required by the terms and conditions of its capital stock;

(iii)make or become a party to any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;

 (iv)make any material investment, acquisition, or any capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

  (v)sell or otherwise dispose of any of its assets except sales in the ordinary course of business;

 (vi)declare or pay any dividend on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;

(vii)issue or sell any additional shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

 (viii)grant any option or make any commitment relating to the authorized or issued capital stock of SOLO;

 (ix)pay or agree to pay, conditionally or otherwise, any pension or severance pay to any director, officer, agent or employees, or make any advances to or increase the compensation of, any officers or employees;

  (x)use any assets or properties except for proper corporate purposes;

 (xi)make any change in the Articles of Incorporation or By-Laws or effectuate any merger, reorganization, consolidation, or other change affecting the SOLO corporate structure, capitalization, or existence; and

(xii)change any of SOLO's banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business;

 (zz)SOLO currently is in the process of obtaining audited financial balance sheets and income statements


(aaa)SOLO has furnished an opinion of counsel and other documentation to CNTR in for and substance reasonably acceptable to CNTR and CNTR's counsel, evidencing the fact that SOLO is a Nevada corporation in good standing with the requisite power and authority to execute, deliver and perform this Agreement;

(bbb)Since October 1, 2000, SOLO has not engaged in any material transaction except with CNTR;

(ccc)As of the Closing date no options will be issued and outstanding to purchase shares of capital stock of SOLO; and

(ddd)Each of the representations in this Section 6 shall be true and correct at the Closing Date.

   7.Covenants of CNTR. By virtue of its and their respective execution of this Agreement, CNTR covenants and agrees with SOLO as follows:

  (a)On the Closing Date, any stockholder of CNTR who will receive shares of Common Stock will deliver an executed investment letter to SOLO;

  (b)On the Closing Date, SOLO will furnish CNTR with an opinion of securities counsel in form and substance reasonably acceptable to CNTR and CNTR's securities counsel;

  (c)At all times prior to the Closing Date, SOLO through its duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of CNTR relating to its property, assets or business. CNTR will afford to the officers and authorized representatives of SOLO access to the properties, books and records of CNTR and will furnish such information as SOLO and its counsel may from time to time reasonably request;

  (d)If requested by SOLO, CNTR will deliver to SOLO an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried by CNTR as of the date of this Agreement. CNTR will take all steps necessary to keep such policies in full force and effect through the Closing Date and will inform SOLO of any changes in coverage or additional policies prior to the entering into such policies;

(e) Copies of CNTR's Certificate of Incorporation, all amendments thereto, By-Laws, and all minutes of CNTR are contained in the minute books which will be furnished to SOLO and its counsel prior to the Closing Date; and all additional minutes and the corporate documents of CNTR adopted or executed subsequent to this Agreement, but prior to the Closing Date (none of which will diminish or dilute the rights of SOLO hereunder), will be furnished to SOLO and its counsel prior to the Closing Date;

  (f)As soon as practicable following the execution of this Agreement, but no later than ten (10) days prior to the Closing Date, provide SOLO with the CNTR Unaudited Financial Statements;

  (g)All of the representations, warranties and covenants of CNTR made in this Agreement shall survive the Closing Date for a period of twelve months.


   8.Covenants of SOLO. By virtue of its execution of this Agreement, SOLO hereby covenants and agrees with CNTR as follows:

  (a)SOLO agrees and covenants to execute the certificate identified in
Section 10(b)(ii) below;

  (b)On the Closing Date, SOLO will furnish CNTR with an opinion of securities counsel in form and substance reasonably acceptable to CNTR and CNTR's securities counsel;

  (c)At all times prior to the Closing Date, CNTR through its or their duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of SOLO relating to its property, assets or business. SOLO will afford to the officers and authorized representatives of CNTR access to the properties, books and records of SOLO and will furnish such information as CNTR and its counsel may from time to time reasonably request;

  (d)If requested by CNTR, SOLO will deliver to CNTR an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried by SOLO as of the date of
this Agreement.   SOLO will take all steps necessary to keep such policies
in full force and effect through the Closing Date and will inform CNTR of any changes in coverage or additional policies prior to the entering into such policies;

  (e)Copies of SOLO's Certificate of Incorporation, all amendments thereto, By-Laws, and all minutes of SOLO are contained in the minute books which will be furnished to CNTR and its counsel prior to the Closing Date; and all additional minutes and other corporate documents of SOLO adopted or executed subsequent to this Agreement, prior to the Closing Date (none of which will diminish or dilute the rights of CNTR hereunder), will be furnished to CNTR and its or their counsel prior to the Closing Date;

 (f) As soon as practicable following the execution of this Agreement, but no later than ten (10) days prior to the Closing Date, SOLO will provide CNTR with the SOLO Audited and Unaudited Financial
Statements;

  (g)All of the representations, warranties and covenants of SOLO made in this Agreement shall survive the Closing Date for a period of twelve months;

  (h)As soon as practicable following the execution of this Agreement, but not later than ten (10) days prior to the Closing Date, SOLO will furnish to CNTR copies of proposed forms of employment agreement with such executive officers of SOLO as CNTR shall have designated to SOLO in writing as soon as practicable following the execution of this Agreement (the "SOLO Employment Agreements"). The terms of such SOLO
Employment Agreements shall be satisfactory to CNTR. Any and all such SOLO Employment Agreements shall be duly executed on the Closing
Date;

  (i)No later than twenty (20) business days after the Closing Date, SOLO shall take such corporate action as shall be necessary to comply with the requirements of the laws of the State of Nevada and to cause its shareholders to authorize the transaction referenced in this Agreement.


   9.Conditions Precedent to Closing

  (a)All of the obligations of CNTR under and pursuant to this Agreement are and shall be subject to the representations and warranties of SOLO being true and correct in all material respects on the Closing Date except for such representation and warranties that are expressly given as of a specific date or as of the date hereof and the delivery to CNTR, prior to or on the Closing Date of each of the following:

  (i)certificates for the Common Stock in such names and in such denominations as CNTR shall have indicated to SOLO in writing;

 (ii)a certificate signed by the President and Secretary of SOLO, dated the Closing Date, to effect that all of the representations and warranties of SOLO set forth herein and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;

(iii)a certified copy of the resolution of SOLO's Board of Directors authorizing the execution, delivery and performance of this Agreement;

 (iv)the SOLO Audited and Unaudited Financial Statements;

(v) a Certificate of Good Standing of SOLO from the appropriate authority in the State of Nevada dated within ten (10) days of the Closing Date;

 (vi)a certificate from the appropriate authority in the State of Nevada dated within (10) days of the Closing Date evidencing payment by SOLO of all outstanding taxes due to the State of Nevada;

(vii)an opinion of corporate and securities counsel to SOLO, in form and substance reasonably satisfactory to CNTR and its counsel;

  (viii) a certificate of the President and Corporate Secretary of SOLO certifying that, effective as of the Closing, all other covenants of SOLO to be satisfied on or before the Closing, have been satisfied;

 (ix)duly executed copies of the SOLO Employment
Agreements if any.

  (b)All of the obligations of CNTR under and pursuant to this Agreement are and shall be subject to the representations and warranties of CNTR being true and correct at the Closing Date except for such representations and warranties that are expressly given as of a specific date or as of the date hereof and the fulfillment prior to or on the Closing Date of each of the following:

  (i)a certificate signed by the President and Secretary of CNTR, dated the Closing Date, to effect that all of the representation and warranties of CNTR herein and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;


 (ii)a certified copy of the resolution of CNTR's Board of Directors authorizing the execution, delivery and performance of this Agreement;

 (iii) the CNTR Unaudited Financial Statements containing an unqualified opinion of a firm of independent certified public accountants together with the CNTR Unaudited Financial Statement which shall contain no material change in the financial condition of CNTR since the date of the last CNTR Unaudited Financial Statement other than expenditures authorized by this Agreement, and review by such firm;

 (iv)a Certificate of Good Standing of CNTR drafted by
CNTR corporate counsel dated within ten (10) days of the Closing date;

  (v)an executed copy of the CNTR Investment Letters from each holder of the CNTR Common Shares;

 (vi)an opinion of corporate and securities counsel to CNTR, in form and substance reasonably satisfactory to SOLO and its securities counsel;

(vii)a certificate of the President and Corporate Secretary of CNTR certifying that, effective as of the Closing, all other covenants of CNTR to be satisfied on or before the Closing, have been satisfied; and

(vii)duly executed copies of the CNTR Employment
Agreements if any.

  10.Indemnification.

  (a)CNTR agrees to hold SOLO harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by CNTR, breach of any warranty herein made and breach or default in CNTR's performance of any of the covenants which CNTR is to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollar ($10,000) damages incurred by SOLO. All claims made hereunder must be made within eighteen (18) months of the Closing hereunder or they shall be deemed waived.

  (b)SOLO hereby agrees to hold CNTR harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by SOLO, breach of any warranty herein made and breach or default in SOLO's performance of any of the covenants which it is to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollars
($10,000) damages incurred by CNTR. All claims made hereunder must be made within eighteen (18) months of the Closing hereunder or they shall be deemed waived.

  11.CNTR's Investment Intent. CNTR has been advised, and by the execution of this Agreement, hereby agrees, accepts and acknowledges:



  (a)That none of the SOLO Common Shares to be delivered hereunder shall have been registered under the Securities Act or under state securities law, and that both CNTR and its present management are relying upon an exemption from registration based upon the investment and other representations of SOLO. In this regard, CNTR hereby represents, covenants and warrants that:


  (i)It is acquiring the SOLO Common Shares transferred and delivered hereunder for investment purposes and without any view to the transfer or resale thereof and that such shares shall not be sold, transferred, assigned, pledged or hypothecated in any violation of the Securities Act, or the applicable securities laws of any state;

 (ii)It has no present reason to anticipate any change in their circumstances or any other particular occasion or event which would cause it to sell the SOLO Common Shares, subject, however, to the disposition of such property at all time being within its exclusive control;

(iii)The certificates representing all of the SOLO Common Shares to be delivered pursuant to this Agreement, shall bear a restrictive legend in substantially the following form:

"The shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a 'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

  12.Conduct of SOLO's and CNTR's Business Prior to the Closing
Date From the date hereof and prior to the Closing Date, unless the other party hereto shall otherwise agree in writing:

  (a)The business of SOLO and CNTR shall be conducted only in the ordinary and usual course and there shall be no material adverse changes in the nature and extent of its respective properties, the conduct of its respective operations;

(b) Neither SOLO nor CNTR shall encumber by lien, encumbrance, security interest or otherwise any of its respective assets or properties or authorize the reorganization, recapitalization, merger, consolidation or other similar action on behalf of SOLO or CNTR except any that may be permitted by or required to effectuate the terms and conditions of this Agreement or as otherwise mutually agreed upon in writing;

  (c)Except as permitted by this Agreement, neither SOLO nor CNTR shall dispose of any material amount of assets other than in the ordinary course of business; incur a material amount of additional indebtedness or other material liabilities, other than liabilities for borrowed money or enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

  (d)Neither SOLO nor CNTR shall enter into any employment or similar contract with any shareholder or employee or make any changes in its respective management or executive assignments or compensation, except for changes in its management or executive assignments or compensation which occur in the ordinary course of business or as otherwise permitted by this Agreement; and

  (e)SOLO and CNTR shall use their respective best efforts to preserve intact its business organization, to keep available the services of its present key employees, and to preserve the good will of those having business relationships with them.


  13.Access and Information. Each party hereto shall afford to the other party's accountants, counsel and other duly authorized representatives access, during normal business hours and on reasonable advance notice, during the period after execution of this Agreement and prior to the Closing Date, the right to make copies of all properties, books, contracts, commitments and records (including but not limited to tax returns). In addition, each party shall furnish promptly to the other party:
(xiii) a copy of each report, schedule and other document file received by it pursuant to the requirements of Federal or state securities laws; (xiv) a copy of any summons, complaint, petition, notice of hearing or notice of the commencement of any governmental or administrative investigation;
and (xv) all other information concerning its business, properties and personnel as may reasonably be requested; provided, however, that no investigation pursuant to this Section 16 shall affect any representations or warranties or the conditions to the obligations of the parties to consummate a transaction referenced herein. In the event of a termination of this Agreement whether in accordance with the provisions of Section 16 or otherwise, each party shall return to the party furnishing information all documents, work papers and other material obtained by or on its behalf as a result of this Agreement or in connection herewith whether obtained before or after the execution hereof, and the party receiving such information from the party furnishing same shall hold such information in confidence until such time as such information is otherwise publicly available. Notwithstanding the foregoing and until the Closing Date, CNTR shall be under no obligation to disclose to SOLO and SOLO shall be under no obligation to disclose to CNTR any proprietary or secret or confidential information concerning its respective operations.

  14.Expenses. Regardless of whether or not the transaction contemplated herein is consummated, each party shall promptly pay, shall be responsible for, and account for on its respective financial statements all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

  15.Termination. This Agreement may be terminated at any time prior to the Closing Date: (i) by mutual consent of the Boards of Directors of both SOLO and CNTR; (ii) by failure to close as provided in Section 3; or
(iii) as a result of the occurrence, prior to the Closing Date, of any of the following events with respect to or by either CNTR or SOLO: (aa) The making of a general assignment for the benefit of creditors not previously revealed through due diligence prior to closing; (bb)The filing of any petition or the commencement of any proceeding by or against either corporation for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions; (cc) The appointment of a receiver of or the issuance or making of a writ or order of attachment or garnishment against, a majority of the property or assets of either corporation; (dd) The filing of a tax lien or warrant or judgment against either corporation in favor of the United States of America or the State of Nevada in an amount in excess of Twenty Five Thousand ($25,000)
Dollars where said lien or judgment is not satisfied and discharged within thirty (30) days from the date of such filing; or (ee) A judgment is rendered against either corporation on an uninsured claim of $50,000 or more and either corporation fails to commence an appeal of such judgment within the applicable appeal period.

 16. Effect on Termination. In the event of termination of this Agreement as provided in Section 15, this Agreement shall forthwith become null and void and there shall be no further liability on the part of SOLO or CNTR or its respective officers or directors. Termination of this Agreement by either SOLO or CNTR as a result of the breach of the terms and conditions hereof by the other shall not relieve any party of any liability for a breach of, or for any misrepresentation under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

  17.Meaning of "Material". As used herein, the term "material" shall be construed in its generally accepted United States Federal securities law context.

  18.Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.


  19.Waiver. At any time prior to the Closing Date, the parties hereto, by action taken by its respective Boards of Directors and accepted in writing by the other parties,may: (i) extend the time for the performance of any party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party and accepted in writing by the other parties. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.

  20.Broker and Investment Banking Fees. SOLO, and CNTR represent and warrant that they have not engaged the services of any broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein.
Notwithstanding the representation herein SOLO, and CNTR agree to hold and indemnify each other harmless from and against claims by any third party due compensation as a broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein.

  21.Binding Effect. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective successors. This Agreement shall not be assignable under any circumstances.

  22.Entire Agreement. Each of the parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected.

23. Governing Law. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of Washington, irrespective of the place of domicile or residence of any party.


24. Arbitration. The parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration
Rules of the American Arbitration Association located in Seattle,
Washington before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The parties hereby agree and consent that service of process in any such arbitration proceeding outside the City of New York shall be tantamount to service in person with Seattle, Washington and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the parties, the arbitrators will apply the law of the State of Washington, except as may be modified by this Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such prehearing conferences as may be needed. All parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.

 25. Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

  26.Addresses of the Parties. Each party shall at all times keep the other party informed of its principal place of business if different from that stated herein, and promptly notify the other of any change, giving the address of the new principal place of business.

  27.Notices. Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the principal office of the party entitled to notice or at such other address as the same may designate in a notice for that purpose.
All notices shall be deem to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service. Such notices shall be addressed and sent or delivered to the following:

Solo & Hurst, Inc:
                    Earl P. Gilbrech
                    7641 E. Gray Rd.
                    Suite G
                    Scottsdale, Arizona 85260

If to Cantronic Systems, Inc.:
                    James Zahn
                    Cantronic Systems, Inc.
                    116-3823 Henning Drive

                    Burnaby, British Columbia
                    V5C 6P3

or to such other address of which a party may notify the other parties as provided above.

  28.Release of Information. In light of the nature and extent of the conditions precedent to CNTR's and SOLO's obligations hereunder, the parties hereby agree that any and all releases of public information concerning this transaction shall be made only with the mutual consent in writing of both CNTR and SOLO as to form, content and kind.

IN WITNESS WHEREOF, the undersigned hereby covenant that they are executing this Agreement as of the day and year first above written for and on behalf of their respective companies with full power and authority to act for and to bind such companies' to the terms and conditions of this Agreement.



Cantronic Systems, Inc.


   /s/James Zahn
By:____________________________
James Zahn, President

Solo & Hurst, Inc.


   /s/ Earl P. Gilbrech
By:__________________________
Earl P. Gilbrech

American International Investors, Ltd.
Authorized Agent
for Solo & Hurst